Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
aslevine@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Revenue in Q3 Fiscal 2022
Digital Media ARR Exceeds $13 Billion Exiting the Quarter; Adobe Announces Acquisition of Figma
SAN JOSE, Calif. – Sept. 15, 2022 – Adobe (Nasdaq:ADBE) today reported financial results for its third quarter fiscal year 2022 ended Sept. 2, 2022.
“Fueled by our groundbreaking technology, track record of creating and leading categories and consistent execution, Adobe delivered another record quarter,” said Shantanu Narayen, chairman and CEO, Adobe. “With the announcement of our intent to acquire Figma, we believe we have a unique opportunity to usher in a new era of collaborative creativity.”
“Adobe achieved record revenue and strong profitability in the quarter, demonstrating that our products are mission-critical to individuals, small businesses and the world’s largest enterprises,” said Dan Durn, executive vice president and CFO, Adobe. “Our operational rigor combined with our strong engine of innovation are driving growth across our platforms and will fuel future growth as the digital economy continues to expand.”
Third Quarter Fiscal Year 2022 Financial Highlights
•Adobe achieved record revenue of $4.43 billion in its third quarter of fiscal year 2022, which represents 13 percent year-over-year growth or 15 percent in constant currency. Diluted earnings per share was $2.42 on a GAAP basis and $3.40 on a non-GAAP basis.
•GAAP operating income in the third quarter was $1.48 billion, and non-GAAP operating income was $1.96 billion. GAAP net income was $1.14 billion, and non-GAAP net income was $1.60 billion.
•Cash flows from operations were $1.70 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $14.11 billion.
•Adobe repurchased approximately 5.1 million shares during the quarter.
Third Quarter Fiscal Year 2022 Business Segment Highlights
•Digital Media segment revenue was $3.23 billion, which represents 13 percent year-over-year growth or 16 percent in constant currency. Creative revenue grew to $2.63 billion, representing 11 percent year-over-year growth or 14 percent in constant currency. Document Cloud revenue was $607 million, representing 23 percent year-over-year growth or 25 percent in constant currency.
•Net New Digital Media Annualized Recurring Revenue (“ARR”) was $449 million, exiting the quarter with Digital Media ARR of $13.40 billion. Creative ARR grew to $11.15 billion and Document Cloud ARR grew to $2.25 billion.
•Digital Experience segment revenue was $1.12 billion, representing 14 percent year-over-year growth or 15 percent in constant currency. Digital Experience subscription revenue was $981 million, representing 14 percent year-over-year growth or 15 percent in constant currency.

Financial Targets
Adobe is providing fourth quarter targets that factor in the following:
•The overall macroeconomic environment;
•FX headwinds, as the U.S. Dollar has continued to strengthen against foreign currencies; and
•Typical year-end seasonal strength in demand for our offerings.
The following table summarizes Adobe’s fourth quarter fiscal year 2022 targets:

Total revenue	~$4.52 billion
Digital Media annualized recurring revenue (ARR)	~$550 million of net new ARR
Digital Media segment revenue (Y/Y growth)	~10%	~14% (constant currency)
Digital Experience segment revenue (Y/Y growth)	~13%	~15% (constant currency)
Digital Experience subscription revenue (Y/Y growth)	~13%	~15% (constant currency)
Tax rate	GAAP: ~23.0%	Non-GAAP: ~17.5%
Earnings per share[1]	GAAP: ~$2.44	Non-GAAP: ~$3.50
1 Targets assume share count of ~467 million for the fourth quarter fiscal year 2022.
Adobe to Host Conference Call
Adobe will host its third quarter fiscal year 2022 earnings conference call today at 7:00 a.m. Pacific Time. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference. To access the earnings conference call, log on to the investor relations website www.adobe.com/ADBE or call 1 (800) 289-0720; Conference ID 2608470.
Forward-Looking Statements, Non-GAAP and Other Disclosures
This press release contains forward-looking statements, including those related to business momentum, the effects of the COVID-19 pandemic on our business and results of operations, our market opportunity, market trends, current macroeconomic conditions, fluctuations in foreign currency exchange rates, strategic investments, customer success, revenue, operating margin, seasonality, annualized recurring revenue, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively, failure to develop, acquire, market and offer products and services that meet customer requirements; introduction of new technology, information security and privacy; potential interruptions or delays in hosted services provided by us or third parties; geopolitical and macroeconomic conditions; the Russia-Ukraine war; the economic impact of the COVID-19 pandemic; risks associated with cyber-attacks; complex sales cycles; risks related to the timing of revenue recognition from our subscription offerings; fluctuations in subscription renewal rates; failure to realize the anticipated benefits of past or future acquisitions; failure to effectively manage critical strategic third-party business relationships; changes in accounting principles and tax regulations; uncertainty in the financial markets and economic conditions in the countries where we operate; and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2021 ended Dec. 3, 2021, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2022.
The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended Sept. 2, 2022, which Adobe expects to file in Sept. 2022. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets is provided at the end of this press release and on Adobe’s investor relations website.
About Adobe
Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2022 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	September 2, 2022	September 3, 2021	September 2, 2022	September 3, 2021
Revenue:
Subscription	$4,128	$3,657	$12,156	$10,761
Product	126	119	417	427
Services and other	179	159	508	487
Total revenue	4,433	3,935	13,081	11,675

Cost of revenue:
Subscription	413	344	1,216	996
Product	8	10	27	29
Services and other	125	113	354	333
Total cost of revenue	546	467	1,597	1,358

Gross profit	3,887	3,468	11,484	10,317

Operating expenses:
Research and development	775	651	2,214	1,883
Sales and marketing	1,266	1,068	3,671	3,190
General and administrative	319	265	879	811
Amortization of intangibles	43	43	127	132
Total operating expenses	2,403	2,027	6,891	6,016

Operating income	1,484	1,441	4,593	4,301

Non-operating income (expense):
Interest expense	(28)	(27)	(84)	(85)
Investment gains (losses), net	(6)	7	(23)	20
Other income (expense), net	6	(3)	5	1
Total non-operating income (expense), net	(28)	(23)	(102)	(64)
Income before income taxes	1,456	1,418	4,491	4,237
Provision for income taxes	320	206	911	648
Net income	$1,136	$1,212	$3,580	$3,589
Basic net income per share	$2.42	$2.54	$7.60	$7.51
Shares used to compute basic net income per share	469	477	471	478
Diluted net income per share	$2.42	$2.52	$7.57	$7.45
Shares used to compute diluted net income per share	469	481	473	481

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	September 2, 2022	December 3, 2021
ASSETS

Current assets:
Cash and cash equivalents	$3,870	$3,844
Short-term investments	1,894	1,954
Trade receivables, net of allowances for doubtful accounts of $24 and $16, respectively	1,723	1,878
Prepaid expenses and other current assets	1,002	993
Total current assets	8,489	8,669

Property and equipment, net	1,858	1,673
Operating lease right-of-use assets, net	414	443
Goodwill	12,756	12,668
Other intangibles, net	1,548	1,820
Deferred income taxes	799	1,085
Other assets	880	883
Total assets	$26,744	$27,241

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$316	$312
Accrued expenses	1,629	1,736
Debt	500	—
Deferred revenue	4,829	4,733
Income taxes payable	76	54
Operating lease liabilities	88	97
Total current liabilities	7,438	6,932

Long-term liabilities:
Debt	3,627	4,123
Deferred revenue	114	145
Income taxes payable	510	534
Deferred income taxes	3	5
Operating lease liabilities	426	453
Other liabilities	253	252
Total liabilities	12,371	12,444

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in-capital	9,548	8,428
Retained earnings	27,158	23,905
Accumulated other comprehensive income (loss)	(224)	(137)
Treasury stock, at cost	(22,109)	(17,399)
Total stockholders’ equity	14,373	14,797
Total liabilities and stockholders’ equity	$26,744	$27,241

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	September 2, 2022	September 3, 2021
Cash flows from operating activities:
Net income	$1,136	$1,212
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	216	193
Stock-based compensation	378	280
Unrealized investment (gains) losses, net	6	(4)
Other non-cash adjustments	112	(72)
Changes in deferred revenue	67	102
Changes in other operating assets and liabilities	(211)	(296)
Net cash provided by operating activities	1,704	1,415

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	31	(28)
Purchases of property and equipment	(125)	(95)
Purchases and sales of long-term investments, intangibles and other assets, net	(9)	(10)
Net cash used for investing activities	(103)	(133)

Cash flows from financing activities:
Repurchases of common stock	(1,200)	(1,000)
Proceeds from treasury stock re-issuances, net of taxes paid related to net share settlement of equity awards	103	81
Other financing activities, net	37	20
Net cash used for financing activities	(1,060)	(899)
Effect of exchange rate changes on cash and cash equivalents	(36)	(10)
Net change in cash and cash equivalents	505	373
Cash and cash equivalents at beginning of period	3,365	4,250
Cash and cash equivalents at end of period	$3,870	$4,623

Non-GAAP Results
The following table shows Adobe’s third quarter fiscal year 2022 GAAP revenue growth rates reconciled to adjusted revenue growth rates included in this release.

Third Quarter Fiscal 2022	Total revenue	Digital Media segment revenue	Creative Cloud revenue	Document Cloud revenue	Digital Experience segment revenue	Digital Experience subscription revenue
	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)
GAAP revenue growth rates	13%	13%	11%	23%	14%	14%
Constant currency impact	2	3	3	2	1	1
Adjusted revenue growth rates	15%	16%	14%	25%	15%	15%

The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	September 2, 2022	September 3, 2021	June 3, 2022
Operating income:

GAAP operating income	$1,484	$1,441	$1,529
Stock-based and deferred compensation expense	371	287	345
Amortization of intangibles	100	83	100
Non-GAAP operating income	$1,955	$1,811	$1,974

Net income:

GAAP net income	$1,136	$1,212	$1,178
Stock-based and deferred compensation expense	371	287	345
Amortization of intangibles	100	83	100
Investment (gains) losses, net	6	(7)	8
Income tax adjustments	(18)	(79)	(46)
Non-GAAP net income	$1,595	$1,496	$1,585

Diluted net income per share:

GAAP diluted net income per share	$2.42	$2.52	$2.49
Stock-based and deferred compensation expense	0.79	0.60	0.73
Amortization of intangibles	0.21	0.17	0.21
Investment (gains) losses, net	0.01	(0.01)	0.02
Income tax adjustments	(0.03)	(0.17)	(0.10)
Non-GAAP diluted net income per share	$3.40	$3.11	$3.35

Shares used to compute diluted net income per share	469	481	473

Non-GAAP Results (continued)
The following table shows Adobe’s third quarter fiscal year 2022 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Third Quarter Fiscal 2022
Effective income tax rate:

GAAP effective income tax rate	22.0%
Income tax adjustments	(3.0)
Stock-based and deferred compensation expense	(1.2)
Amortization of intangibles	(0.3)
Non-GAAP effective income tax rate	17.5%

Reconciliation of GAAP to Non-GAAP Financial Targets
The following tables show Adobe's fourth quarter fiscal year 2022 financial targets reconciled to non-GAAP financial targets included in this release.

Fourth Quarter Fiscal 2022	Digital Media segment revenue	Digital Experience segment revenue	Digital Experience subscription revenue
	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)
GAAP target revenue growth rates	10%	13%	13%
Constant currency impact	4	2	2
Constant currency target revenue growth rates	14%	15%	15%

(Shares in millions)	Fourth Quarter Fiscal 2022
Diluted net income per share:

GAAP diluted net income per share	$2.44
Stock-based and deferred compensation expense	0.86
Amortization of intangibles	0.21
Income tax adjustments	(0.01)
Non-GAAP diluted net income per share	$3.50

Shares used to compute diluted net income per share	467

Fourth Quarter Fiscal 2022
Effective income tax rate:

GAAP effective income tax rate	23.0%
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.1)
Income tax adjustments	(4.0)
Non-GAAP effective income tax rate	17.5%

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.